                    AMENDED AND RESTATED MULTIPLE CLASS PLAN
                                       of
            American Century California Tax-Free and Municipal Funds
                    American Century Government Income Trust
                    American Century International Bond Funds
                        American Century Investment Trust
                        American Century Municipal Trust
                    American Century Target Maturities Trust
                   American Century Quantitative Equity Funds
                    American Century Capital Portfolios, Inc.
                       American Century Mutual Funds, Inc.
               American Century Strategic Asset Allocations, Inc.
                    American Century World Mutual Funds, Inc.

         WHEREAS,  each of the  above-named  corporations  (the "Issuers") is an open-end  management  investment company registered under the Investment Company
Act of 1940, as amended (the "1940 Act"); and

         WHEREAS,  the common stock of the Issuers are currently  divided into a number of separate series of shares; and

         WHEREAS,  the Issuers have offered  multiple classes of certain of such series of shares  pursuant to Rule 18f-3  under the 1940 Act since the  original
Multiple Class Plan was adopted; and

         WHEREAS,  the Issuers desire to offer additional  classes of certain of such series of shares pursuant to Rule 18f-3; and

         WHEREAS, Rule 18f-3 requires that the Boards of Directors and Boards of
Trustees  of the  Issuers  (collectively,  the  "Board"),  adopt a written  plan setting  forth (1) the specific  arrangement  for  shareholder  services and the distribution  of securities  for each class,  (2) the allocation of expenses for each class and (3) any related conversion features or exchange privileges; and

         WHEREAS,   the  Board,   including  a  majority   of  the   Independent
Directors/Trustees,  as defined in Section 3d below,  have  determined  that the following plan (the "Plan"),  adopted pursuant to Rule 18f-3 under the 1940 Act, is in the best interests of each class individually and the Issuers as a whole;

         NOW,  THEREFORE,  the Issuers hereby adopt,  on behalf of the Funds (as defined in Section 2a below),  this Amended and Restated Multiple Class Plan, in accordance  with  Rule  18f-3  under  the 1940 Act on the  following  terms  and conditions:

Section 1.        Establishment of Plan

As required by Rule 18f-3 under the 1940 Act,  this Plan  describes the multiple class system for certain series of shares of the Issuers, including the separate class arrangements for shareholder  services and/or  distribution of shares, the method for allocating expenses to classes and any related conversion features or exchange privileges  applicable to the classes.  Upon the effective date of this
Plan, the Issuers elect to offer multiple classes of their shares,  as described herein, pursuant to Rule 18f-3 and this Plan.

Section 2.        Features of the Classes

a.       Division into Classes.  Each series of shares of the Issuers identified in SCHEDULE A  attached hereto, and each series of shares of any Issuer subsequently added to this Plan (collectively,  the "Funds"), may offer one or more classes of shares:  the Investor Class,  the  Institutional
         Class, the Advisor Class, the A Class, the B Class, the C Class and the
         C Class II. The classes that each Fund is authorized to issue  pursuant to this Plan are set forth in  SCHEDULE  A.  Shares of each  class of a
         Fund shall  represent  an equal pro rata  interest  in such  Fund,  and generally, shall have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, and terms and  conditions,  except  that:  (A) each class  shall have a different  designation;  (B) each class of shares  shall bear any Class
         Expenses,  as defined in Section 3d(3) below; (C) each class shall have exclusive  voting rights on any matter  submitted to shareholders  that relates  solely to its  service  arrangement;  and (D) each class shall have separate voting rights on any matter  submitted to shareholders in which the interests of one class differ from the interests of any other class.

b.       Management Fees.

         (1)  Investor  Class  Unified  Fee.  The Issuers of the Funds listed on
         SCHEDULE  A are each  party to a  Management  Agreement  with  American
         Century Investment  Management,  Inc.  ("ACIM"),  the Funds' investment adviser,  for the  provision  of  investment  advisory  and  management services  in  exchange  for a  single,  unified  fee.  Such  Management
         Agreement and such unified fee applies to each Fund's Investor Class of shares.

         (2) Institutional Class Unified Fee. The Issuers of the Funds listed on
         SCHEDULE A as being authorized to issue  Institutional Class shares are each party to a Management  Agreement with ACIM providing for a unified fee of 20 basis points less than the existing  unified fee in place for the  corresponding  Investor Class of such Funds,  as described in each
         Fund's  current  Investor  Class  prospectus or prospectus  supplement.
         Institutional   Class  shares  are  available  to  large  institutional
         shareholders,  such as  corporations  and  retirement  plans  and other pooled accounts that meet certain investment minimums  established from time to time by ACIM.  Institutional  Class shares are not eligible for purchase by insurance  companies,  except in connection  with a product for defined benefit plans not involving a group annuity contract.

         (3) Advisor  Class  Unified  Fee.  The  Issuers of the Funds  listed on
         SCHEDULE A as being  authorized  to issue Advisor Class shares are each party to a Management  Agreement  with ACIM providing for a unified fee of 25 basis points less than the existing  unified fee in place for the corresponding Investor Class of such Funds, as described in each Fund's current Investor Class prospectus or prospectus supplement. The Advisor
         Class  is  sold  to  employer-sponsored   retirement  plans  (including
         participant directed plans), insurance companies, broker-dealers, banks and other financial intermediaries.

         (4) A Class  Unified Fee. The Issuers of the Funds listed on SCHEDULE A as  being  authorized  to  issue  A Class  shares  shall  enter  into a
         Management Agreement with ACIM providing for a unified fee equal to the existing unified fee in place for the  corresponding  Investor Class of such  funds,  as  described  in  each  Fund's  current  Investor  Class prospectus or prospectus supplement. The A Class is intended to be sold
         to   and   through   broker-dealers,    banks   and   other   financial
         intermediaries.

         (5) B Class  Unified Fee. The Issuers of the Funds listed on SCHEDULE A as  being  authorized  to  issue  B Class  shares  shall  enter  into a
         Management Agreement with ACIM providing for a unified fee equal to the existing unified fee in place for the  corresponding  Investor Class of such  funds,  as  described  in  each  Fund's  current  Investor  Class prospectus or prospectus supplement. The B Class is intended to be sold
         to   and   through   broker-dealers,    banks   and   other   financial
         intermediaries.

         (6) C Class  Unified Fee. The Issuers of the Funds listed on SCHEDULE A as  being  authorized  to  issue C Class  shares  are  each  party to a
         Management Agreement with ACIM providing for a unified fee equal to the existing unified fee in place for the  corresponding  Investor Class of such  funds,  as  described  in  each  Fund's  current  Investor  Class prospectus or prospectus supplement. The C Class is intended to be sold
         to   and   through   broker-dealers,    banks   and   other   financial
         intermediaries.

         (7) C Class II Unified Fee. The Issuers of the Funds listed on SCHEDULE
         A as being  authorized  to issue C Class II shares  shall  enter into a
         Management Agreement with ACIM providing for a unified fee equal to the existing unified fee in place for the  corresponding  Investor Class of such  funds,  as  described  in  each  Fund's  current  Investor  Class prospectus or prospectus  supplement.  The C Class II is intended to be
         sold  to  and  through   broker-dealers,   banks  and  other  financial
         intermediaries.

c.       Shareholder Services and Distribution Services.

         (1) Advisor  Class  Distribution  Plan.  Shares of the Advisor Class of
         each Fund are offered  subject to an Advisor Class Master  Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act
         (the "Advisor Class Plan") adopted by the Issuers  effective  September
         3, 1996.  Advisor  Class shares of each Fund shall pay ACIM,  as paying agent for the Funds, for the expenses of shareholder and administrative
         services  and  distribution   expenses   incurred  in  connection  with
         providing  such  services  for shares of the Funds,  as provided in the
         Advisor Class Plan, at an aggregate  annual rate of .50% of the average daily net assets of such class; .25% for distribution expenses and .25%
         for shareholder and administrative services.

         (2) A Class  Distribution  Plan. Shares of the A Class of each Fund are offered  subject  to an A  Class  Master  Distribution  and  Individual
         Shareholder  Services  Plan  pursuant  to Rule 12b-1 under the 1940 Act
         (the "A Class Plan") adopted by the Issuers  effective  May 1, 2001.  A
         Class  Shares of each Fund  shall  pay  ACIM,  as paying  agent for the
         Funds,  for  the  expenses  of  individual   shareholder  services  and
         distribution  expenses  incurred  in  connection  with  providing  such services for shares of the Funds,  as provided in the A Class Plan,  at an  aggregate  annual rate of .25% of the  average  daily net assets of such class.

         (3) B Class  Distribution  Plan. Shares of the B Class of each Fund are offered  subject  to  a B  Class  Master  Distribution  and  Individual
         Shareholder  Services  Plan  pursuant  to Rule 12b-1 under the 1940 Act
         (the "B Class Plan") adopted by the Issuers  effective  May 1, 2001.  B
         Class  Shares of each Fund  shall  pay  ACIM,  as paying  agent for the
         Funds,  for  the  expenses  of  individual   shareholder  services  and
         distribution  expenses  incurred  in  connection  with  providing  such services for shares of the Funds,  as provided in the B Class Plan,  at an  aggregate  annual rate of 1.00% of the average  daily net assets of such class  (.75% for  distribution  expenses  and .25% for  individual shareholder services).

         (4) C Class  Distribution  Plan. Shares of the C Class of each Fund are offered  subject  to  a C  Class  Master  Distribution  and  Individual
         Shareholder  Services  Plan  pursuant  to Rule 12b-1 under the 1940 Act
         (the "C Class Plan") adopted by the Issuers  effective  May 1, 2001.  C
         Class  Shares of each Fund  shall  pay  ACIM,  as paying  agent for the
         Funds,  for  the  expenses  of  individual   shareholder  services  and
         distribution  expenses  incurred  in  connection  with  providing  such services for shares of the Funds,  as provided in the C Class Plan,  at an aggregate annual rate of: (A) for equity funds, 1.00% of the average daily net assets of such class (.75% for distribution expenses and .25%
         for individual shareholder  services);  and (B) for fixed income funds,
         .75%  of  the  average  daily  net  assets  of  such  class  (.50%  for distribution expenses and .25% for individual shareholder services).

         (5) C Class II  Distribution  Plan.  Shares of the C Class of each Fund are offered subject to a C Class II Master  Distribution and Individual
         Shareholder  Services  Plan  pursuant  to Rule 12b-1 under the 1940 Act
         (the "C Class II Plan") adopted by the Issuers effective May 1, 2001. C
         Class  Shares of each Fund  shall  pay  ACIM,  as paying  agent for the
         Funds,  for  the  expenses  of  individual   shareholder  services  and
         distribution  expenses  incurred  in  connection  with  providing  such services  for shares of the Funds,  as provided in the C Class II Plan, at an  aggregate  annual  rate of: (A) for equity  funds,  1.00% of the average daily net assets of such class (.75% for distribution  expenses and .25% for individual shareholder services); and (B) for fixed income funds,  .75% of the  average  daily net assets of such class  (.50% for distribution expenses and .25% for individual shareholder services).

         (6) Definition of Services.  Under the Advisor,  A, B, C and C Class II
         Plans, "distribution expenses" include, but are not limited to expenses incurred in connection  with (A) payment of sales  commission,  ongoing
         commissions   and  other  payments  to  brokers,   dealers,   financial
         institutions  or others who sell C Class II shares  pursuant to Selling
         Agreements;  (B) compensation to employees of Distributor who engage in
         or  support   distribution  of  the  Fund's  C  Class  II  shares;  (C)
         compensation  to,  and  expenses   (including  overhead  and  telephone
         expenses) of, Distributor; (D) the printing of prospectuses, statements
         of  additional   information   and  reports  for  other  than  existing
         shareholders;  (E) the preparation,  printing and distribution of sales
         literature   and   advertising   materials   provided   to  the  Funds'
         shareholders and prospective shareholders;  (F) receiving and answering correspondence from prospective  shareholders,  including  distributing prospectuses,  statements of additional  information,  and  shareholder reports;  (G) the  providing of  facilities  to answer  questions  from prospective investors about Fund shares; (H) complying with federal and state  securities  laws  pertaining  to the  sale of Fund  Shares;  (I)
         assisting  investors  in  completing  application  forms and  selecting dividend  and  other  account  options;  (J)  the  providing  of  other reasonable  assistance  in  connection  with the  distribution  of Fund shares;  (K) the  organizing  and  conducting  of  sales  seminars  and payments  in the  form of  transactional  compensation  or  promotional incentives;  (L) profit on the  foregoing;  (M) the payment of "service fees",  as  contemplated  by the Rules of Fair Practice of the National
         Association of Securities Dealers;  and (N) such other distribution and services  activities  as the Issuers  determine  may be paid for by the
         Issuers  pursuant to the terms of this Agreement and in accordance with
         Rule 12b-1 of the 1940 Act.

         Under the Advisor Class Plan,  shareholder and  administrative  service activities  may include:  (A)  receiving,  aggregating  and  processing purchase,  exchange and redemption  request from  beneficial  owners of
         Advisor Class shares (including  contract owners of insurance  products that  utilize  the Funds as  underlying  investment  media) and placing purchase,  exchange and redemption  orders with the Funds'  distributor and/or transfer agent; (B) providing  shareholders  with a service that invests the assets of their accounts in shares  pursuant to specific or pre-authorized  instructions;  (C) processing  dividend payments from a
         Fund on behalf of shareholders  and assisting  shareholders in changing dividend options, account designations and addresses; (D) providing and maintaining  elective  services such as check writing and wire transfer services;  (E) acting as sole  shareholder  of record and  nominee  for beneficial  owners;  (F) maintaining  account records for shareholders;
         (G) issuing confirmations of transactions;  (H) providing subaccounting with respect to shares beneficially owned by customers or providing the information to a Fund as necessary for such subaccounting; (I) creating and  forwarding  shareholder  communications  from the  Funds  (such as
         proxies,   shareholder  reports,   annual  and  semi-annual   financial
         statements and dividend,  distribution and tax notices) to shareholders and/or  other  beneficial  owners;  and  (J)  providing  other  similar administrative and sub-transfer agency services.

         Under  the  A,  B,  C and C  Class  II  Plans,  individual  shareholder activities may include,  but are not limited to: (A) individualized and customized investment advisory services, including the consideration of shareholder profiles and specific goals; (B) the creation of investment models  and  asset  allocation  models  for use by the  shareholder  in selecting  appropriate Funds; (C) proprietary research about investment choices  and  the  market  in  general;  (D)  periodic  rebalancing  of shareholder  accounts  to ensure  compliance  with the  selected  asset allocation; (E) consolidation of shareholder accounts in one place; and
         (F) other individual services.

d.       Additional Features.

         (1) Front-end  Loads. A Class and C Class II shares shall be subject to a  front-end  sales  charge in the  circumstances  and  pursuant to the schedules set forth in each Fund's then-current prospectus.

         (2) Contingent  Deferred  Sales Charges.  A, B, C and C Class II shares shall  be  subject  to  a  contingent  deferred  sales  charge  in  the circumstances and pursuant to the schedules as set forth in each Fund's then-current prospectus.

         (3) B Class Conversion.  B Class shares will automatically convert to A
         Class shares of the same Fund at the end of a specified number of years after the initial  purchase date of the B Class  shares,  in accordance with the provisions set forth in each Fund's then-current prospectus.

Section 3.        Allocation of Income and Expenses

a.       Daily  Dividend  Funds.   Funds  that  declare   distributions  of  net
         investment  income daily to maintain the same net asset value per share in each class ("Daily  Dividend  Funds") will allocate gross income and expenses (other than Class Expenses, as defined below) to each class on the basis of  "relative  net assets  (settled  shares)".  Realized  and unrealized  capital gains and losses will be allocated to each class on the  basis of  relative  net  assets.  "Relative  net  assets  (settled shares),"  for this purpose,  are net assets valued in accordance  with generally  accepted  accounting  principles  but excluding the value of subscriptions  receivable,  in  relation  to  the  net  assets  of  the particular  Daily  Dividend Fund.  Expenses to be so allocated  include
         Issuer Expenses and Fund Expenses, each as defined below.

b.       Non-Daily  Dividend  Funds.  The gross income,  realized and unrealized capital  gains and losses and expenses  (other than Class  Expenses) of each Fund,  other than the Daily Dividend Funds,  shall be allocated to each  class on the basis of its net  asset  value  relative  to the net asset  value of the Fund.  Expenses  to be so  allocated  also  include
         Issuer Expenses and Fund Expenses.

c.       Apportionment  of  Certain  Expenses.  Expenses  of  a  Fund  shall  be apportioned  to each  class of shares  depending  on the  nature of the expense item. Issuer Expenses and Fund Expenses will be allocated among the classes of shares pro rata based on their relative net asset values in  relation to the net asset  value of all  outstanding  shares in the
         Fund.  Approved  Class  Expenses  shall be allocated to the  particular class to which they are attributable. In addition, certain expenses may be allocated  differently if their method of imposition changes.  Thus, if a Class Expense can no longer be attributed to a class,  it shall be charged to a Fund for allocation among classes, as determined by ACIM.

d.       Definitions.

         (1) Issuer Expenses.  "Issuer  Expenses"  include expenses of an Issuer that  are not  attributable  to a  particular  Fund or class of a Fund.
         Issuer Expenses  include fees and expenses of those  Directors/Trustees
         who  are  not   "interested   persons"  as  defined  in  the  1940  Act
         ("Independent  Directors"),  including counsel fees for the Independent
         Directors,  and certain  extraordinary  expenses of the Issuer that are not attributable to a particular Fund or class of a Fund.

         (2) Fund Expenses.  "Fund Expenses"  include expenses of an Issuer that are  attributable  to a particular  fund but are not  attributable to a particular  class of the  Fund.  Fund  Expenses  include  (i)  interest expenses,  (ii)  taxes,  (iii)  brokerage  expenses,  and  (iv) certain extraordinary  expenses  of a  Fund  that  are  not  attributable  to a particular class of a Fund.

         (3) Class Expenses. "Class Expenses" are expenses that are attributable to a particular class of a Fund and shall be limited to: (i) applicable unified fee;  (ii)  payments  made  pursuant to the Advisor Class Plan;
         (iii)  payments  made  pursuant to the C Class Plan;  and (iv)  certain extraordinary  expenses of an Issuer or Fund that are attributable to a particular class of a Fund.

         (4) Extraordinary Expenses. "Extraordinary expenses" shall be allocated as an Issuer Expense,  a Fund Expense or a Class Expense in such manner and utilizing  such  methodology  as ACIM shall  reasonably  determine, which determination shall be subject to ratification or approval of the
         Board and shall be consistent  with  applicable  legal  principles  and requirements  under  the 1940 Act and the  Internal  Revenue  Code,  as amended.  ACIM  shall  report to the Board  quarterly  regarding  those extraordinary  expenses that have been allocated as Class Expenses. Any such allocations  shall be reviewed by, and subject to the approval of, the Board.

Section 4.        Exchange Privileges

Subject to the restrictions and conditions set forth in the Funds' prospectuses, shareholders  may (i)  exchange  shares of one class of a Fund for shares of the same class of another Fund,  (ii) exchange  Investor  Class shares for shares of any fund within the American  Century  family of funds that only offers a single class of shares (a "Single Class Fund"), and (iii) exchange shares of any Single
Class Fund for Investor  Class shares of another Fund,  provided that the amount to be exchanged meets the applicable  minimum  investment  requirements  and the
shares  to  be  acquired  in  the  exchange  are   qualified  for  sale  in  the
stockholder's state of residence.

Section 5.        Conversion Features

Conversions  from one  class of shares  into  another  class of  shares  are not permitted;  provided, however, that if a shareholder of a particular class is no longer  eligible  to own  shares  of  that  class,  upon  prior  notice  to such shareholder,  those  shares will be  converted to shares of the same Fund but of another class in which such shareholder is eligible to invest.  Similarly,  if a shareholder becomes eligible to invest in shares of another class that has lower expenses than the class in which such shareholder is invested,  such shareholder may be  eligible  to convert  into shares of the same Fund but of the class with the lower expenses.

Section 6.        Quarterly and Annual Reports

The Board shall receive  quarterly and annual  reports  concerning all allocated
Class  Expenses and  distribution  and  servicing  expenditures  complying  with paragraph  (b)(3)(ii) of Rule 12b-1,  as it may be amended from time to time. In the reports, only expenditures properly attributable to the sale or servicing of a  particular  class of  shares  will be used to  justify  any  distribution  or servicing fee or other expenses charged to that class.  Expenditures not related to the sale or  servicing  of a  particular  class shall not be presented to the
Board to justify any fee attributable to that class. The reports,  including the allocations  upon  which  they are  based,  shall be  subject  to the review and approval  of the  Independent  Directors  of the  Issuers  who have no direct or indirect  financial  interest in the  operation  of this Plan in the exercise of their fiduciary duties.

Section 7.        Waiver or Reimbursement of Expenses

Expenses  may be waived or  reimbursed  by any  adviser to the  Issuers,  by the
Issuers' underwriter or by any other provider of services to the Issuers without the prior  approval of the Board,  provided that the fee is waived or reimbursed to all shares of a particular Fund in proportion to their relative average daily net asset values.

Section 8.        Effectiveness of Plan

Upon  receipt of  approval  by votes of a majority of both (a) the Board and (b)
the Independent Directors, this Plan shall become effective September 3, 2002.

Section 9.        Material Modifications

This  Plan may not be  amended  to  modify  materially  its  terms  unless  such amendment is approved in the manner  provided for initial  approval in Section 8 herein;  provided;  however;  that a new Fund may be  added by any  Issuer  upon approval by that Issuer's Board by executing a new Schedule A to this Plan.

         IN WITNESS  WHEREOF,  the Issuers have adopted this Multiple Class Plan as of September 3, 2002.

                               AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                                MUNICIPAL FUNDS
                               AMERICAN CENTURY  GOVERNMENT INCOME TRUST
                               AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                               AMERICAN CENTURY INVESTMENT TRUST
                               AMERICAN CENTURY MUNICIPAL TRUST
                               AMERICAN CENTURY TARGET MATURITIES TRUST
                               AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                               AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                               AMERICAN CENTURY MUTUAL FUNDS, INC.
                               AMERICAN CENTURY STRATEGIC ASSET
                                ALLOCATIONS, INC.
                               AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                              By:    /s/Charles A. Etherington
                              Name:  Charles A. Etherington
                              Title: Vice President

                                                    SCHEDULE A

                                Companies and Funds Covered by this Multiclass Plan
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ----------
                                                             Investor    Institu-     Advisor      A       B        C     C Class II
                    Fixed Income Funds                        Class       tional       Class     Class   Class    Class
                                                                           Class
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ----------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ----------
American Century California Tax-Free and Municipal Funds
*        California High-Yield Municipal
*        California Tax-Free Money Market Fund                 Yes          No          No        Yes      Yes     Yes        Yes
*        California Intermediate-Term Tax-Free                 Yes          No          No        No       No      No         No
*        California Long-Term Tax-Free                         Yes          No          No        No       No      Yes        No
*        California Limited-Term Tax-Free Fund                 Yes          No          No        No       No      Yes        No
                                                               Yes          No          No        No       No      No         No
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ----------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ----------
American Century Government Income Trust
*        Ginnie Mae Fund
*        Government Agency Money Market Fund                   Yes          No          Yes       No       No      Yes        No
*        Government Bond Fund                                  Yes          No          Yes       No       No      No         No
*        Short-Term Government Fund                            Yes          No          Yes       No       No      No         No
*        Capital Preservation Fund                             Yes          No          Yes       No       No      No         No
*        Inflation-Adjusted Bond Fund                          Yes          No          No        No       No      No         No
                                                               Yes          Yes         Yes       No       No      No         No
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ----------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ----------
American Century International Bond Funds
*        International Bond Fund
                                                               Yes          No          Yes       No       No      No         No
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ----------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ----------
American Century Investment Trust
*        Diversified Bond Fund                                 Yes          Yes         Yes       Yes     Yes      Yes       Yes
*        Premium Money Market Fund                             Yes          No          No        No      No       No        No
*        Prime Money Market Fund                               Yes          No          Yes       Yes     Yes      Yes       Yes
*        High-Yield Fund                                       Yes          No          Yes       Yes     Yes      Yes       Yes
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ----------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ----------
American Century Municipal Trust
*        Arizona Municipal Bond Fund                           Yes          No          No        No       No      Yes        No
*        Florida Municipal Bond Fund                           Yes          No          No        No       No      Yes        No
*        High-Yield Municipal Fund                             Yes          No          No        Yes      Yes     Yes        Yes
*        Tax-Free Bond Fund                                    Yes          No          No        No       No      Yes        No
*        Tax-Free Money Market Fund                            Yes          No          No        No       No      No         No
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ----------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ----------
American Century Target Maturities Trust
*        Target 2005 Fund
*        Target 2010 Fund                                      Yes          No          Yes       No       No      No         No
*        Target 2015 Fund                                      Yes          No          Yes       No       No      No         No
*        Target 2020 Fund                                      Yes          No          Yes       No       No      No         No
*        Target 2025 Fund                                      Yes          No          Yes       No       No      No         No
*        Target 2030 Fund                                      Yes          No          Yes       No       No      No         No
                                                               Yes          No          Yes       No       No      Yes        No
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ----------

----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
                                                             Investor    Institu-     Advisor      A       B        C     C Class II
                       Equity Funds                           Class       tional       Class     Class   Class    Class
                                                                           Class
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
American Century Quantitative Equity Funds
*        Equity Growth Fund
*        Income & Growth Fund                                  Yes          Yes         Yes       No       No      Yes        No
*        Global Gold Fund                                      Yes          Yes         Yes       No       No      Yes        No
*        Small Cap Quantitative Fund                           Yes          No          Yes       No       No      No         No
*        Utilities Fund                                        Yes          Yes         Yes       No       No      No         No
*        Global Natural Resources Fund                         Yes          No          Yes       No       No      No         No
                                                               Yes          No          Yes       No       No      No         No
----------------------------------------------------------- ----------- ----------- ----------- -------- ------- -------- ----------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ----------
American Century Capital Portfolios, Inc.
*        Equity Income Fund
*        Value Fund                                            Yes          Yes         Yes       No       No      Yes        No
*        Real Estate Fund                                      Yes          Yes         Yes       Yes      Yes     Yes        Yes
*        Small Cap Value Fund                                  Yes          Yes         Yes       No       No      No         No
*        Equity Index Fund                                     Yes          Yes         Yes       No       No      Yes        No
*        Large Company Value Fund                              Yes          Yes         No        No       No      No         No
                                                               Yes          Yes         Yes       Yes      Yes     Yes        Yes
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ----------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ----------
American Century Mutual Funds, Inc.
*        Balanced Fund                                         Yes          Yes         Yes       No       No      No         No
*        Growth Fund                                           Yes          Yes         Yes       No       No      Yes        No
*        Heritage Fund                                         Yes          Yes         Yes       No       No      Yes        No
*        Select Fund                                           Yes          Yes         Yes       Yes      Yes     Yes        Yes
*        Ultra Fund                                            Yes          Yes         Yes       No       No      Yes        No
*        Veedot Fund                                           Yes          Yes         Yes       No       No      No         No
*        Vista Fund                                            Yes          Yes         Yes       No       No      Yes        No
*        Giftrust Fund                                         Yes          No          No        No       No      No         No
*        New Opportunities Fund                                Yes          No          No        No       No      No         No
*        Tax-Managed Value Fund                                Yes          Yes         Yes       No       No      No         No
*        Veedot Large-Cap Fund                                 Yes          Yes         Yes       No       No      No         No
*        New Opportunities II Fund                             Yes          Yes         No        Yes      Yes     Yes        Yes
*        Large Company Growth Fund                             Yes          Yes         Yes       Yes      Yes     Yes        No
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
American Century Strategic Asset Allocations, Inc.
*        Strategic Allocation: Aggressive Fund
*        Strategic Allocation: Conservative Fund               Yes          Yes         Yes       No       No      Yes        No
*        Strategic Allocation: Moderate Fund                   Yes          Yes         Yes       No       No      No         No
                                                               Yes          Yes         Yes       No       No      Yes        No

----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
                                                             Investor    Institu-     Advisor      A       B        C     C Class II
                       Equity Funds                           Class       tional       Class     Class   Class    Class
                                                                           Class
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
American Century World Mutual Funds, Inc.
*        Emerging Markets Fund
*        Global Growth Fund                                    Yes          Yes         Yes       No       No      Yes        No
*        International Growth Fund                             Yes          Yes         Yes       No       No      Yes        No
*        International Discovery Fund                          Yes          Yes         Yes       Yes      Yes     Yes        Yes
*        Life Sciences Fund                                    Yes          Yes         Yes       No       No      No         No
*        Technology Fund                                       Yes          Yes         Yes       No       No      Yes        No
*        International Opportunities Fund                      Yes          Yes         Yes       No       No      Yes        No
*        European Growth Fund                                  Yes          Yes         No        No       No      No         No
                                                               Yes          Yes         Yes       No       No      Yes        No
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------

         By:     /s/David C. Tucker
         Name:   David C. Tucker
         Title:  Senior Vice President
         Date:   September 3, 2002